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                                                                   EXHIBIT 23.01

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form 8-K/A of our report dated January 28, 2000, except for Note 10, which is as of February 1, 2000, appearing in Interwoven, Inc's Annual Report on Form 10-K for the year ended December 31, 1999.




/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
September 26, 2000